UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Bridge Investment Group Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40622	86-2769085
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)

(801) 716-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on February 23, 2025, Bridge Investment Group Holdings Inc., a Delaware corporation (“Bridge”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Bridge, Apollo Global Management, Inc., a Delaware corporation (“Apollo”), Bridge Investment Group Holdings LLC, a Delaware limited liability company and subsidiary of Bridge (“Bridge LLC”), Aspen PubCo Merger Sub I, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of Apollo (“Merger Sub Inc.”), Aspen Second Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Apollo (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”) and, solely for purposes of Section 6.16 thereof, Adam O’Farrell as the Bridge LLC Representative. The Merger Agreement provides, among other things, that, on the terms and subject to the conditions set forth therein, Merger Sub Inc. will be merged with and into Bridge with Bridge surviving such merger as a wholly-owned subsidiary of Apollo (the “Corporate Merger”), and Merger Sub LLC will be merged with and into Bridge LLC with Bridge LLC surviving such merger as the surviving limited liability company and a wholly-owned subsidiary of Apollo (the “LLC Merger” and, together with the Corporate Merger, the “Mergers” and the Mergers, collectively with all other transactions contemplated by the Merger Agreement, the “Transactions”).

In connection with the Mergers, Apollo filed a registration statement on Form S-4 (333-286493) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). On May 14, 2025, the Registration Statement was declared effective by the SEC. On May 14, 2025, Bridge filed a definitive proxy statement on Schedule 14A (together with any amendments or supplements thereto, and together with the Registration Statement, the “Joint Proxy Statement/Prospectus”) with the SEC for the solicitation of proxies in connection with the special meeting of Bridge stockholders, to be held on June 17, 2025, to vote upon matters necessary to complete the Mergers. Bridge commenced mailing of the Joint Proxy Statement/Prospectus on or about May 16, 2025.

Since the filing of the Joint Proxy Statement/Prospectus, two purported holders of Bridge filed substantially similar complaints against Bridge and the members of the Bridge board of directors in New York County Supreme Court. The complaints are captioned as follows: Smith v. Bridge Investment Group Holdings Inc., et al., No. 653264/2025 (filed May 28, 2025); Miller v. Bridge Investment Group Holdings Inc., et al., No. 653290/2025 (filed May 28, 2025) (together, the “Bridge Actions”). The complaints in the Bridge Actions allege that Bridge and the Bridge board of directors violated New York State common law by omitting or misstating material information in the Joint Proxy Statement/Prospectus, rendering the Joint Proxy Statement/Prospectus materially deficient. The plaintiffs in the Bridge Actions seek, among other things, (i) to enjoin the Transactions until the alleged deficiencies in the Joint Proxy Statement/Prospectus are corrected, (ii) damages, and (iii) attorneys’ and experts’ fees and costs in connection with the lawsuit. As of the date of this Current Report on Form 8-K, Bridge has also received eleven demands from purported Bridge stockholders making substantially similar allegations.

Bridge believes that the claims asserted in the complaints and demands are without merit and no supplemental disclosure is required under applicable laws. However, in order to avoid the risk of the complaints delaying or adversely affecting the Mergers and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Bridge has determined to voluntarily supplement the Joint Proxy Statement/Prospectus as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Bridge specifically denies all allegations in the complaints that any additional disclosure was or is required.

* * * * * * * * * * * *

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The supplemental disclosures contained below supplement the Joint Proxy Statement/Prospectus with certain additional information set forth below. These disclosures should be read in conjunction with the Joint Proxy Statement/Prospectus, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Bridge and Apollo file with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. All page references are to pages in the Joint Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. New text within restated language from the Joint Proxy Statement/Prospectus is highlighted with bold, underlined text and removed language within restated language from the Joint Proxy Statement/Prospectus is indicated by ~~strikethrough text~~. Without admitting in any way that the disclosures below are material or otherwise required by law, Bridge and Apollo make the following litigation-related supplemental disclosures:

In the section entitled “The Mergers—Background of the Mergers,” the disclosure in the fourth paragraph of page 41 is supplemented to include the below:

In November 2023, the Bridge Board began to evaluate whether to pursue certain potential financing or other strategic options, including a potential private placement financing transaction. On February 1, 2024, Bridge engaged J.P. Morgan Securities LLC (“J.P. Morgan”) to act as a financial advisor to Bridge in connection with such proposed private placement financing transaction, pursuant to an engagement letter dated as of such date. In connection with such engagement, during February and March 2024, J.P. Morgan contacted twenty-six potential third-party investors to gauge interest in a potential private placement financing transaction, eleven of which entered into a confidentiality agreement with Bridge, each of which contained a standstill provision. Of the eleven confidentiality agreements, six agreements did not prevent the potential investors from making private requests for amendments or waivers of such standstill restrictions.

In the section entitled “The Mergers—Background of the Mergers,” the disclosure in the first paragraph of page 43 is supplemented to include the below:

On April 18, 2024, on behalf of the special committee, representatives of Lazard and J.P. Morgan distributed a process letter regarding a potential strategic transaction with Bridge to a number of potential counterparties, including certain potential counterparties which Bridge had previously contacted in connection with a potential private placement financing transaction, which process letter included a deadline of May 28, 2024 for initial indications of interest. Lazard and J.P. Morgan also opened the virtual data room containing preliminary due diligence information (including the projections previously approved by the special committee for distribution on April 15, 2024) to potential counterparties that had entered into a confidentiality agreement with Bridge. Lazard and J.P. Morgan collectively contacted 24 potential interested parties, 14 of which entered (or had previously entered) into confidentiality agreements with Bridge, including Bidder B, Bidder C and Bidder D (each, as defined below), each of which contained a standstill provision. Of the 14 confidentiality agreements, 7 agreements did not prevent the potential investors from making private requests for amendments or waivers of such standstill restrictions. Each of the confidentiality agreements with Bidder B, Bidder C and Bidder D did not prevent such parties from making private requests for amendments or waivers of such standstill restrictions.

In the section entitled “The Mergers—Opinions of Bridge’s and the Special Committee’s Financial Advisors—Opinion of J.P. Morgan—Discounted Cash Flow Analysis,” the disclosure in the fourth and fifth paragraphs of page 69 is supplemented to include the below:

J.P. Morgan calculated unlevered free cash flows, as of December 31, 2024, that Bridge’s FRE and PRE were forecasted to generate from calendar years 2025 through 2029, assuming a tax rate of 25% at the direction of Bridge management. J.P. Morgan also calculated a range of terminal asset values for Bridge at the end of the four-year-period by applying perpetual growth rates ranging from of 1.5% to 2.5%, at the direction of Bridge management, to estimates of the terminal unlevered free cash flows of each of FRE and PRE.

This analysis of Bridge’s FRE and PRE as of December 31, 2024 indicated the following:

$mm	After-tax FRE	After-tax PRE
2025E	$ 56	$ 7
2026E	$ 45	$57
2027E	$ 76	$21
2028E	$ 88	$22
2029E	$100	$ 3

The unlevered free cash flows and the range of terminal asset values were then discounted to present values, as of December 31, 2024, using a range of discount rates from 9.0% to 11.0% for Bridge, which ranges were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Bridge which were derived using the capital asset pricing model and J.P. Morgan’s professional judgment and experience. J.P. Morgan also utilized a range of perpetual growth rates of 1.5% to 2.5% for Bridge. After aggregating the discounted values for the FRE and PRE businesses, adding the aggregated value of balance sheet investments attributable to Bridge (assuming a 10% discount to balance sheet investments) of $96 million, adding the net present value of net tax benefit of $6 million and subtracting from each such aggregated value of Bridge’s net debt of $397 million as of December 31, 2024. J.P. Morgan’s analysis then indicated a range of implied values per share of Bridge Class A common stock of approximately $5.93 to $9.33.

In the section entitled “The Mergers—Opinions of Bridge’s and the Special Committee’s Financial Advisors—Opinion of J.P. Morgan—Miscellaneous,” the disclosure in the final paragraph of page 70 is supplemented to include the below:

For services rendered in connection with the mergers and the delivery of its opinion, Bridge has agreed to pay J.P. Morgan a transaction fee of approximately 1.42% of the consideration payable in the transactions, $3 million of which became payable by Bridge to J.P. Morgan in connection with J.P. Morgan’s delivery of its opinion and the balance of which will become payable upon the closing of the transactions. In addition, Bridge may, in its sole discretion, based on its assessment of J.P. Morgan’s performance of it services, pay J.P. Morgan an additional fee of approximately up to 0.08% of the consideration payable in the transactions upon consummation of the transactions. Further, if any member of the company group should receive a break-up fee or termination fee relating to the transactions, then Bridge shall pay to J.P. Morgan a fee equal to 20% of the break-up or termination fee (net of Bridge’s fees and expenses in connection with the transaction other than any fees paid by Bridge pursuant to the foregoing sentence), less any of the fees described in the foregoing sentence that Bridge had already paid, provided that any amount paid to J.P. Morgan pursuant to this sentence shall (i) not exceed the amount of transaction fee that would have been payable to J.P. Morgan if the transaction had been consummated, and (ii) shall be credited against any transaction fee that subsequently becomes payable to J.P. Morgan. In addition, Bridge has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement.

In the section entitled “The Mergers—Opinions of Bridge’s and the Special Committee’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Valuation Methodologies,” the disclosure in footnote 1 on page 74 is supplemented to include the below:

1 All Bridge valuation methodologies reflect the net present value of potential cash tax savings of $0.09 per share of Bridge Class A common stock, based on the December Baseline Projections, which may be realized by Bridge pursuant to the Existing Tax Receivable Agreement (the “Value of the TRA Tax Savings”).

In the section entitled “The Mergers—Opinions of Bridge’s and the Special Committee’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Discounted Cash Flow Analysis,” the disclosure on page 77 is supplemented to include the below:

Lazard performed a discounted cash flow analysis of Bridge by calculating the estimated net present value (“NPV”) of the projected after-tax levered free cash flows2 per share based on the December Baseline Projections (such projected cash flows, “FCF”) for the period from September 30, 2024 through fiscal year end 2028E (using mid-year discounting convention), and the estimated NPV of the terminal value of Bridge per share (the “Terminal Value”). Lazard calculated the Terminal Values for Bridge by applying a range of terminal value multiples of 9.5x – 12.0x to the estimated terminal year after-tax distributable earnings per share consisting of 2029E FRE and 2027E – 2029E three-year average PRE (based on the December Baseline Projections and reflecting the SBC Tax Benefit, resulting in an effective tax rate of approximately 20% applied to Distributable Earnings attributable to Bridge LLC (pre-tax)). The NPVs of Bridge’s FCF and Terminal Values were then calculated using discount rates ranging from 12.0% – 15.0%. The discount rates were based on an estimate of Bridge’s cost of equity, which was estimated based on a capital asset pricing model analysis and Lazard’s professional judgment and experience.

In the section entitled “The Mergers—Opinions of Bridge’s and the Special Committee’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Discounted Cash Flow Analysis,” the disclosure in footnote 2 on page 77 is supplemented to include the below:

2 After-tax levered free cash flows were calculated based on the December Baseline Projections by (i) taking (a) Distributable Earnings attributable to Bridge LLC (pre-tax) less (b) stock-based compensation (as provided in Bridge’s internal financial model) less (c) depreciation and amortization (as provided in Bridge’s internal financial model), (ii) multiplying the value calculated in (i) by an assumed tax rate of 25% at the direction of the special committee (the product of (i) and (ii), the “Calculated Tax,” resulting in an effective tax rate of approximately 11% in the last quarter of 2024E and increasing to approximately 18% by 2028E), and (iii) reducing Distributable Earnings attributable to Bridge LLC (pre-tax) by the Calculated Tax.

In the section entitled “The Mergers—Opinions of Bridge’s and the Special Committee’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Discounted Cash Flow Analysis,” the disclosure in the first paragraph on page 78 is supplemented to include the below:

Lazard then calculated a range of implied equity values per share of Bridge Class A common stock by adding (i) the NPV of the FCF, plus (ii) the Value of the TRA Tax Savings, plus (iii) other assets and other investments on Bridge’s September 30, 2024 balance sheet, valued at 0.95x NAV, implying a value of $0.95 per share of Bridge Class A common stock, plus (iv) the Terminal Value. The discounted cash flow analysis indicated an implied equity value per share reference range of $8.73 – $10.93, as compared to (i) the closing price per share of Bridge Class A common stock of $8.07 as of February 20, 2025 and (ii) the implied merger consideration of $11.50 per share of Bridge Class A common stock.

In the section entitled “The Mergers—Opinions of Bridge’s and the Special Committee’s Financial Advisors—Opinion of Lazard Frères & Co. LLC—Miscellaneous,” the disclosure on pages 78-79 is supplemented to include the below:

Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. Lazard in the past has provided certain investment banking services to Apollo and/or certain of its affiliates or funds managed by its affiliates (“Apollo-managed funds”), for which Lazard has received and may receive compensation, including, currently or during the past two years, having advised or advising: Apollo-managed funds with respect to a potential investment in a portfolio company of Apollo-managed funds; Apollo with respect to two potential acquisitions; Apollo with respect to a potential investment; Apollo-managed funds with respect to the 2024 announced acquisition of TI Fluid Systems; a portfolio company of Apollo-managed funds with respect to a 2024 sale of a minority interest; Lecta (a portfolio company of Apollo-managed funds) with respect to refinancing; Apollo and certain other creditors with respect to restructuring matters involving two companies; Apollo-managed funds and a portfolio company of Apollo-managed funds with respect to certain potential transactions that were not consummated; and Apollo with respect to certain advisory matters. During the two years preceding the date of Lazard’s opinion, the aggregate fees recognized from Apollo, its affiliates and controlled portfolio companies of Apollo-managed funds were approximately $5.9 million. In addition, in the ordinary course, certain of Lazard and its affiliates and its and their employees trade securities for their own accounts and for the accounts of their customers, and, accordingly, hold and/or may at any time hold a long or short position in securities of Bridge, Apollo and certain of their respective affiliates, and certain of Lazard’s affiliates also trade and hold securities on behalf of clients, which include and/or may at any time include Bridge, Apollo and certain of their respective affiliates. In the two-year period prior to the date of Lazard’s Opinion, other than in connection with a sale process underlying the transaction between Apollo and Bridge, Lazard has not been engaged to provide financial advisory services to Bridge or its known affiliates and Lazard has not received any compensation for financial advisory services from Bridge or its known affiliates during this period.

Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains statements regarding Apollo, Bridge, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, discussions related to the proposed transaction between Apollo and Bridge, including statements regarding the benefits of the proposed transaction and the anticipated timing and likelihood of completion of the proposed transaction, and information regarding the businesses of Apollo and Bridge, including Apollo’s and the Bridge’s objectives, plans and strategies for future operations, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Apollo and Bridge intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “indicator,” “may,” “will,” “should,” “expects,” “plans,” “seek,” “anticipates,” “plan,” “forecasts,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, but not all forward- looking statements include such words. These forward-looking statements are subject to certain risks, uncertainties and assumptions, many of which are beyond the control of Apollo and Bridge, that could cause actual results and performance to differ materially from those expressed in such forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those factors and risks described under the section entitled “Risk Factors” in Apollo’s and Bridge’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements are subject to certain risks, uncertainties and assumptions, which include, but are not limited to, and in each case as a possible result of the proposed transaction on each of Apollo and Bridge: the ultimate outcome of the proposed transaction between Apollo and Bridge, including the possibility that Bridge’s stockholders will not adopt the merger agreement in respect of the proposed transaction; the effect of the announcement of the proposed transaction; the ability to operate Apollo’s and Bridge’s respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement and the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including the adoption of the merger agreement in respect of the proposed transaction by Bridge’s stockholders); other risks related to the completion of the proposed transaction and actions related thereto; the ability of Apollo and Bridge to integrate the businesses successfully and to achieve value creation from the proposed transaction; global market, political and economic conditions, including in the markets in which Apollo and Bridge operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; litigation and regulatory proceedings, including any proceedings that may be instituted against Apollo or Bridge related to the proposed transaction; and disruptions of Apollo’s or Bridge’s information technology systems.

These risks, as well as other risks related to the proposed transaction, have been included in the Registration Statement (as defined below) and Joint Proxy Statement/Prospectus (as defined below) that was filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement and in the Joint Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other unknown or unpredictable factors also could have a material adverse effect on Apollo’s and Bridge’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither Apollo nor Bridge undertakes (and each of Apollo and Bridge expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information Regarding the Transaction and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction between Apollo and Bridge. In connection with the proposed transaction, Apollo filed with the SEC a registration statement on Form S-4 on April 11, 2025, which was subsequently amended on May 12, 2025, and declared effective on May 14, 2025 and which constitutes a prospectus of Apollo for the issuance of Apollo common stock (the “Registration Statement”) and which also includes a proxy statement of Bridge for the Bridge stockholder meeting (together with any amendments or supplements thereto, and together with the Registration Statement, the “Joint Proxy Statement/Prospectus”). Each of Apollo and Bridge may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement or Joint Proxy Statement/Prospectus or any other document that Apollo or Bridge may file with the SEC. The definitive Joint Proxy Statement/Prospectus was mailed to stockholders of Bridge beginning on or about May 16, 2025.

INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents containing important information about Apollo, Bridge and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Apollo will be available free of charge by accessing the Investor Relations section of Apollo’s website at https://ir.apollo.com. Copies of the documents filed with, or furnished to, the SEC by Bridge will be available free of charge by accessing the Investor Relations section of Bridge’s website at https://www.bridgeig.com. The information included on, or accessible through, Apollo’s or Bridge’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Apollo, Bridge, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bridge’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Apollo, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Proxy Statement on Schedule 14A, dated April 25, 2025 (the “Apollo Annual Meeting Proxy Statement”), which is filed with the SEC. Any changes in the holdings of Apollo securities by Apollo’s directors or executive officers from the amounts described in the Apollo Annual Meeting Proxy Statement have been or will be reflected in Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Information about the directors and executive officers of Bridge, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Annual Report on Form 10-K, dated March 7, 2025 (the “Bridge Annual Report”), which is filed with the SEC. Any changes in the holdings of Bridge’s securities by Bridge’s directors or executive officers from the amounts described in Bridge Annual Report have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the Registration Statement and the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

	By:	/s/ Jonathan Slager
Name: Jonathan Slager
Title: Chief Executive Officer

Date: June 11, 2025